UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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Tapestry, Inc.
(Name of Registrant as Specified In Its Charter)

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 07, 2019. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: September 06, 2019 Date: November 07, 2019 Time: 9:00 AM EST Location: The Company's Headquarters Tapestry, Inc. 10 Hudson Yards Heritage Room New York, New York 10001 TAPESTRY, INC. TAPESTRY,INC. C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 Annual Meeting September 06, 2019 November 07, 2019 November 07, 2019 9:00 AM EST The Company's Headquarters Tapestry, Inc. 10 Hudson Yards Heritage Room New York, New York 10001 0000429618_1 R1.0.1.18

Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 0000429618_2 R1.0.1.18 1. Notice & Proxy Statement 2. Form 10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 24, 2019 to facilitate timely delivery.

Voting items 0000429618_3 R1.0.1.18 The Board of Directors recommends you vote FOR the following: 1. To elect eight Directors of Tapestry,Inc.; Nominees 1A Darrell Cavens 1B David Denton 1C Anne Gates 1D Andrea Guerra 1E Susan Kropf 1F Annabelle Yu Long 1G Ivan Menezes 1H Jide Zeitlin The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2 Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending June 27,2020; 3 Advisory vote to approve the Company's executive compensation as discussed and described in the proxy statement; 4 Approval of the Amended and Restated Tapestry, Inc. 2018 Stock Incentive Plan; and NOTE: To transact such other business as may properly come before the Annual Meeting or any postponement, or adjournment of the Annual Meeting.

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